SETTLEMENT AGREEMENT

AND

MUTUAL AND GENERAL RELEASE

This Settlement Agreement and Mutual and General Release (the "Settlement Agreement") is made and entered into effective November 22, 2017 (the "Effective Date") by and between Endonovo Therapeutics, Inc., ("Endonovo"), on the one part, and Rio Grande Neurosciences, Inc. ("RGN") and Steven Gluckstern ("Gluckstern"), on the other part, (RGN and Gluckstern are jointly referred to herein as "Defendants") Endonovo and Defendants are jointly referred to herein as the "Parties" or individually as a "Party."

RECITALS

A. On December 6, 2016, Endonovo filed a civil action against various defendants including RGN and Gluckstern styled *Endonovo Therapeutics, Inc. v. Rio Grande Neurosciences, Inc., et al.,* Case No. BC642903, in the Superior Court for the County of Los Angeles, State of California (the "Litigation").

B. On September 20, 2017, pursuant to the extension provided by the Stipulation, Defendants filed an Answer and Affirmative Defenses to the operative Complaint, contesting liability and damages. In connection with the meet-and-confer process, Defendants raised certain potential counter-claims they may have against Endonovo, which counter-claims have not yet been filed and the pleading date for them has not passed. Defendants understand that any such claim or potential claim is covered by the releases set forth herein.

C. On October 23, 2017, the Parties engaged in Mediation through Judicate West, and reached a tentative resolution subject to execution of a written Settlement Agreement. Recognizing the legal fees, costs and burdens of litigating this dispute, and in the interest of reaching an amicable compromise of all matters in dispute, the Parties wish to fully and finally resolve all disputes between them relating not only to the Litigation, but as to all matters, whether known or unknown, from the beginning of time through the Effective Date of this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises, and the promises and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

AGREEMENT

1. Nature of Agreement

1.1 The Recitals set forth above, as well as all Schedules and Exhibits referenced and attached hereto, are incorporated by reference and made a part of this Settlement Agreement.

1.2 This Settlement Agreement constitutes a fully-executed settlement instrument, accord and satisfaction, and a release of all claims or potential claims by each of the Parties against the other arising from the disputes, controversies and allegations referenced in the Recitals, the Litigation or otherwise prior to the Effective Date of this Settlement Agreement and, on the terms and conditions provided in this Settlement Agreement. In regard to the subject matter, all further rights and interests of the Parties shall be governed by this Settlement Agreement.

2. Terms of Agreement and Release

2.1 Consideration

In settlement of all claims and potential claims arising out of, related to and set forth in the Recitals, the Litigation or otherwise, including without limitation any claims brought or which could have been brought in the Litigation, or otherwise, and in consideration of the terms and releases recited, the Parties agree as set forth below.

(a) RGN agrees to pay and shall pay or cause to be paid to Endonovo the aggregate sum of One Hundred Fifty Thousand and No/100ths Dollars ($150,000.00) within twenty (20) calendar days of the Effective Date of this Settlement Agreement and Endonovo's delivery to RGN of completed W-9 Forms from Endonovo. Execution by the Parties shall not be unreasonably delayed by either Party. The Settlement Payment may be made by check payable to Endonovo Therapeutics, Inc.

(b) Endonovo shall have an exclusive right ("Purchase Option") to purchase all of RGN's right, title and interest in and to the assets (including, but not limited to all equipment, products, inventory and materials), information (including but not limited to all research, test reports, pending or proposed tests, freedom to operate analysis and validity analysis of counsel or otherwise), records (relating to the technology and work in process) and rights relating in any way to the specific technology owned by RGN as of the Effective Date and known as Targeted Pulsed Electromagnetic Field Therapy ("tPEMF") technology, the entirety of which rights and interests are set forth on and described in Exhibit "1" to this Settlement Agreement and incorporated by reference (collectively the "Transferred IP and Assets") for the aggregate sum of Four Million Five Hundred Thousand and No/100ths Dollars ($4,500,000.00) (the "Purchase Price") paid by an initial cash payment to exercise the Purchase Option and the balance paid through a one year Senior Note described in Section 2.2(a), below. Specifically, the initial payment of Three Million and No/100ths Dollars ($3,000,000) of the Purchase Price shall be paid by Endonovo to RGN within thirty (30) calendar days of the Effective Date (the "Option Deadline") in the event Endonovo elects to exercise the Purchase Option, and the balance of the

Purchase Price shall be paid by Endonovo pursuant to the terms of a Senior Note, (including the Security Agreement) in the form appended as Exhibit 2 to this Settlement Agreement and incorporated by reference.

(c) The Parties hereby acknowledge and agree that RGN is making very limited representations and warranties about the Transferred IP and Assets, and that Endonovo will make such due diligence concerning the Transferred IP and Assets, and satisfy itself with respect to, the nature and condition of the Transferred IP and Assets prior to exercise of the Purchase Option. Notwithstanding the foregoing, in making its decision whether or not to exercise the Purchase Option, Endonovo will rely upon the following limited representations and warranties from RGN, which RGN representations and warranties are true and correct as of the Effective Date and will be true and correct as of the date that RGN transfers and assigns to Endonovo all of RGN's right, title and interest in and to the Transferred IP and Assets if Endonovo exercises its Purchase Option in accordance with the terms of this Agreement.

(i) RGN is the sole owner of the Transferred IP and Assets, and holds all right, title and interest in its tPEMF technology, free and clear of any liens, pledges, security interests, claims, charges, obligations and encumbrances (collectively "Liens"), other than Scheduled Liens (as defined in Section 2.4(c), below) and the Amended and Restated License Agreement, dated as of October 1, 2016, between RGN and AAH Holdings, LLC (the "*AAH License*"), a true and correct copy of which is attached as <u>Schedule B</u> to Exhibit 1 to this Agreement.

(ii) The Transferred IP and Assets identified on Exhibit 1 constitute all of the intellectual property rights, and tangible and intangible assets, comprising its tPEMF technology covered by the Purchase Option.

(iii) RGN has not assigned or conveyed all or any part of its interest in any of its tPEMF technology and Transferred IP and Assets to any party, and has not entered into any agreement, contract, arrangement or understanding, whether oral or written, to do so, and will not do so or attempt to do so as regards to its tPEMF technology as defined in the Transferred IP and Assets prior to the expiration of the Option Deadline, except as disclosed in this Settlement Agreement.

(iv) RGN has not granted any license or right to any other person to use all or any portion of its tPEMF technology, with the exception of the AAH License, and which AAH License has not been amended, modified, restated, revoked or altered, in whole or in part, in any way, since the date of the AAH License, except as disclosed in this Settlement Agreement.

(v) RGN and Gluckstern are aware of no claims, including without limitation claims of infringement, to or against its tPEMF technology made, asserted by or held by any other parties.

(vi) RGN and Gluckstern are not aware of any litigation or legal proceeding currently pending, threatened against, or pertaining to, all or any component of its tPEMF technology in any jurisdiction, court or governmental agency (other than the litigation referenced in the Recitals to this Agreement).

(vii) RGN will not transfer, convey or encumber the proposed Transferred IP and Assets or anything relating to its tPEMF technology to any other person or entity prior to the expiration of the Option Deadline.

(d) Should Endonovo want to preserve items on Schedule A during the Purchase Option period, including payment of the costs set forth on Schedule C to Exhibit 1, Endonovo may elect to do so in its sole discretion by advancing funds to RGN for making payments to cover the costs set forth on Schedule C to Exhibit 1, provided, however, that nothing in this provision shall require Endonovo to make any payment nor shall the payment of any one cost require Endonovo to pay all or any more of them. RGN shall provide Endonovo with confirmation of payment including amount and payee and description of purpose of payment. Endonovo shall inform RGN of any of the costs on Schedule C that it does not intend to pay no later than 5 business days before such payment is due orsEE , if less than five (5) business days exist from the date of execution of this Settlement Agreement and the payment due date than at least the business day prior to the due date. RGN agrees that in the event Endonovo does not pay the costs set forth on Schedule C, RGN will pay them during the Purchase Option period. RGN represents that all other costs to preserve items on Schedule A due and owing as of the Effective Date have been paid or will be paid by RGN. RGN and Gluckstern represent that as of the date of execution, they are aware of no actions required of Endonovo, or expenditures necessary or expected during the Purchase Option period, to protect any Transferred IP to be acquired by Endonovo upon exercise of the Purchase Option, with the exception that Endonovo, if it wishes to preserve certain patent rights identified in Schedule C to Exhibit 1 attached hereto, will have to make certain payments as indicated therein. Additionally, Endonovo specifically acknowledges and agrees that: (1) its decision whether to exercise the Purchase Option is at its own cost and expense, and based upon the Exhibits and Schedules attached hereto and any related documents provided by RGN after the Effective Date; and (2) Defendants have no obligation with respect to any aspect of Endonovo's due diligence other than to provide information reasonably in Defendant's control and to answer appropriate questions necessary for evaluation of the Transferred IP and Assets that can be answered without incurring significant expense, in determining whether or not to exercise the Purchase Option, and the Parties agree this is reasonable given the history between the Parties. All information, data and other items furnished to Endonovo after the Effective Date in connection with its exercise of the Purchase Option and receipt of the Transferred IP and Assets shall be true and correct as of the date made or furnished. All information, data and other items provided to Endonovo shall be deemed confidential information of RGN, which shall be held in confidence by Endonovo during the term of the Purchase Option and should Endonovo not exercise the Purchase Option by the Option Deadline, it shall return all confidential information to RGN. Furthermore, Endonovo agrees it shall not use any confidential information or disclose any confidential information to any third parties other than for the limited purpose of evaluating the Transferred IP and Assets and for prospective investors and sources of funds necessary to the timely exercise of the Purchase Option, and all third parties shall be required by Endonovo to execute a nondisclosure agreement ("NDA") to that effect and to limit use other than as described unless and until

Endonovo exercises the Purchase Option. Each Party's obligation under this Agreement shall not extend to such portions of the Confidential Information that: (i) are or become generally available to the public other than as a result of a disclosure by the other Party or any of its Agents; (ii) become available to the other Party on a non-confidential basis from a source (other than the disclosing Party or its Agents) which is not prohibited from disclosing such information to the receiving Party; or (iii) is already in the possession of the receiving Party without restriction. In the event that a Party (or anyone to whom such Party transmits any Confidential Information in accordance with the terms hereof) becomes legally compelled to disclose any Confidential Information, such Party will provide the other Party with prompt notice of such fact so that the other Party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, or that such other Party waives compliance with the provisions of this Agreement, the receiving Party shall furnish only that portion of the Confidential Information which the Receiving Party is legally required and will exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

(e) Subsequent to the Effective Date and until the Option Deadline, RGN and its respective employee, agents, representatives, Board members and affiliated and related parties, and Gluckstern shall not: (i) undertake any marketing, development or other private, public, non-profit or commercial activities or use involving all or any portion of the Transferred IP and Assets; (ii) make any sale, assignment, transfer or distribution to any party of any of such Transferred IP and Assets; (iii) make or allow any act or omission which destroys, injures, impairs or devalues all or any portion of the Transferred IP and Assets; or (iv) enter into any agreement, arrangement, contract or undertaking to do any of the foregoing, other than those necessary to maintain the value of the Transferred IP and Assets. In the event the Purchase Option is exercised, RGN shall recover back from any other parties any confidential information on the Transferred IP and Assets provided in whole or in part to third parties. In addition, if during the Purchase Option period, RGN receives any communications offering to purchase, lease, license or otherwise use any of its tPEMF Technology, it shall refer all inquiries to Endonovo or inform the involved third parties that the Transferred IP and Assets are under a Purchase Option and to defer any response until the Option Deadline has passed without exercise of the Purchase Option by Endonovo. In addition, during the Purchase Option period, they shall not make any statement, representations, comments or remarks of any kind to any unrelated third party about Endonovo, or as to the terms of this Settlement Agreement. RGN acknowledges that Endonovo is a company subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and accordingly, may be required to file this Agreement and the related Note and Security Agreement as exhibits to a Current Report on Form 8-K.

(f) RGN and Gluckstern represent that, except as set forth in Exhibit 1 Schedule C, as of the Effective Date of this Settlement Agreement, they are aware of no actions required, or expenditures necessary or expected during the Purchase Option period, to protect any Transferred IP and Assets. Additionally, Endonovo specifically acknowledges and agrees that: (1) its decision whether to exercise the Purchase Option is at its own cost and expense, and based upon Exhibit "1" and any related documents provided by RGN in connection with reasonable requests by Endonovo under this Settlement Agreement; and (2) Defendants have no obligation with respect to any aspect of Endonovo's due diligence other than to provide

information reasonably in Defendant's control and to answer accurately, completely and timely appropriate questions from Endonovo or its representatives necessary for evaluation of the Transferred IP and Assets that can be answered without incurring expense absent Endonovo agreeing to reimburse reasonable and necessary costs in RGN responding excluding any salary, wages or hourly costs of existing RGN personnel, principals, Board members or officers, in determining whether or not to exercise the Purchase Option, and the Parties agree this is reasonable given the history between the Parties.

(g) Upon the exercise of the Purchase Option by Endonovo, RGN shall promptly sign such bills of sale, instruments of assignment and assumption and other documents and instruments as Endonovo may prepare and reasonably require in order to put Endonovo into lawful possession of the Transferred IP and Assets by the next business day, provided that RGN shall not be required in any such documents to make any representation, warranty or covenant that is not expressly contained in this Agreement, including all Schedules and Exhibits.

2.2 <u>Payment Procedures for Purchase Option</u>

Endonovo is entitled to exercise the Purchase Option on or before the Option Deadline by payment of the Purchase Price as follows:

(a) Delivery to RGN so that RGN receives: (1) the sum of Three Million and No/100ths Dollars ($3,000,000.00) cash in United States Dollars no later than the Option Deadline ("Cash Sum"); and (2) the fully executed Promissory Note and Security Agreement for the balance of the Purchase Price, in the amount of One Million Five Hundred Thousand and no/100ths Dollars ($1,500,000.00) (collectively the "Senior Note") in the form attached hereto as Exhibit 2. The Senior Note shall provide for a maturity date of November 30, 2018 ("Maturity Date") and shall be payable in quarterly installments of interest only payments at 8% per annum on the unpaid balance, with a balloon payment of the entire unpaid balance on the Maturity Date. Endonovo may, at any time, without penalty, prepay the Senior Note in whole or in part and reduce or eliminate the interest payments by such early payment. The obligations under the Senior Note shall be fully secured with a first in priority security interest in the Transferred IP and Assets. To the extent Endonovo timely pays RGN $3,000,000 and tenders the fully executed Senior Note on or before the Option Deadline, and by the next business day after receipt of same, even if prior to the Option Deadline, RGN shall convey immediately and without any delay all its rights and interest in the Transferred IP and Assets to Endonovo and subject to the security interest granted by the Senior Note and the AAH License.

(b) Should this exclusive Purchase Option not be exercised by Endonovo in its entirety, including all cash payments being delivered to RGN in United States Dollars together with the fully executed Senior Note on or before the Option Deadline, the Purchase Option shall expire (the "Option Expiration") and Endonovo shall have no further rights to acquire the Transferred IP and Assets. Endonovo acknowledges and agrees that after the Option Expiration, RGN is free to deal with the Transferred IP and Assets as it sees fit, and at its sole and absolute discretion, including selling to a third party, without any interference by Endonovo, who acknowledges its rights in the Transferred IP and Assets are fully and completely extinguished.

2.3 Filing of Request for Dismissal

Endonovo shall file a Request for Dismissal of the Litigation, with prejudice, within three (3) business days of Endonovo's receipt and clearance of the Settlement Payment referenced in Section 2.1(a).

2.4 Representations and Warranties

(a) Except as set forth in this Settlement Agreement, including Paragraph 2.1, and Exhibits 1, and 2 herein, the Parties warrant that they have not assigned, conveyed or transferred, or purported to assign, convey or transfer to any person, firm or corporation, either voluntarily or involuntarily, any claim, cause of action, or right based on, or arising out of, or in connection with any matter, fact, or anything described or referred to in the Recitals. To the extent any Party has assigned or transferred any claim, cause of action, or right based on or arising out of these matters, whether voluntarily or involuntarily, or otherwise breached this warranty, said Party agrees to defend, indemnify and hold harmless each other Party and their respective predecessors, successors, assigns, representatives, trustees, directors, officers, insurers, attorneys, and each of them, from and against any claim, demand, debt, liability, account, obligation, cost, damage, expense, lien, action or cause of action (including payment of legal fees and costs) based on or arising out of, or in connection with, any such transfer, conveyance or assignment, or the purported or claimed transfer, conveyance or assignment.

(b) Each Party further represents and warrants to the other Parties that: (i) such Party has full power and legal capacity to enter into, execute and perform this Settlement Agreement in accordance with its terms; and (ii) as to each Party, the execution and delivery of this Settlement Agreement by such Party shall create a valid agreement by such Party, enforceable against such Party in accordance with its terms, and no Party has any knowledge of any fact, circumstance, condition, agreement or other factor which would render such Party unable to perform this Settlement Agreement in the manner required of such Party hereunder, or otherwise has any reason to believe that this Settlement Agreement cannot or will not be fully-performed by such party in accordance with its terms.

(c) RGN and Gluckstern represent and warrant that they have no knowledge of any claims of ownership or title in or to the Transferred IP and Assets by any other third party except as disclosed in this Settlement Agreement. RGN further represents and warrants that RGN owns the Transferred IP and Assets, without encumbrances, except for liens as set forth on Schedule "D" to Exhibit 1 (the "Scheduled Liens") and the AAH License attached to Exhibit 1 as Schedule B, and that other than as listed on Schedules "C" and "D" to Exhibit 1 RGN is aware of no claims or potential claims of any parties making claim against or asserting potential liens as to the Transferred IP and Assets. To the extent such claims are asserted, RGN will satisfy them immediately without cost or delay to Endonovo. RGN and Gluckstern represent and warrant, and agree, that the initial $3,000,000 of the Purchase Price shall be used by RGN first to satisfy the Scheduled Liens and RGN shall provide proof of release of the Scheduled Liens to Endonovo, and that RGN has the full right to extinguish such liens without further consent from any lienholder through payment of the sums due as to the Scheduled Liens.. Upon Endonovo's timely exercise of the Purchase Option and payment to RGN of the initial

$3,000,000 of the Purchase Price, and delivery of the Senior Note, RGN shall immediately transfer and convey in full to Endonovo the Transferred IP and Assets free and clear of such Scheduled Liens and any encumbrances except for the AAH License and the Senior Note. RGN and Gluckstern further represent that the only license applicable to the Transferred IP and Assets is the AAH License appended as Schedule B to Exhibit "1", which represents the sole license regarding the Transferred IP and Assets, and RGN represents and warrants that the AAH License will be transferred and all rights under it relating in any way to the Transferred IP and Assets conveyed to Endonovo as part of the acquisition under the Purchase Option at the time of the exercise of the Purchase Option.

(d) EXCEPT AS EXPRESSLY PROVIDED HEREIN, ENDONOVO AGREES AND ACKNOWLEDGES THAT THE TRANSFER OF THE TRANSFERRED IP AND ASSETS IS MADE "AS IS" AND "WHERE IS", AND ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY PROVIDED HEREIN, DEFENDANTS MAKE NO FURTHER OR OTHER REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER WITH RESPECT TO THE TRANSFERRED IP AND ASSETS OR OTHERWISE, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY REPRESENTATION OR WARRANTY REGARDING THE CONDITION OF THE TRANSFERRED IP AND ASSETS OR THE FITNESS, DESIRABILITY, OR MERCHANTABILITY THEREOF OR SUITABILITY THEREOF FOR ANY PARTICULAR PURPOSE, OR ANY BUSINESS PROSPECTS, OR VALUATION OF THE TRANSFERRED IP AND ASSETS, OR THE COMPLIANCE OF THE TRANSFERRED IP AND ASSETS IN THEIR CURRENT OR FUTURE STATE WITH APPLICABLE LAWS OR ANY VIOLATIONS THEREOF AND EXCEPT TO STATE, WARRANT AND REPRESENT THAT RGN AND GLUCKSTERN ARE AWARE OF NO FACTS, CIRCUMSTANCES, CLAIMS OR POTENTIAL CLAIMS THAT ANY ASPECT OF THE TRANSFERRED IP AND ASSETS INVOLVE ANY FAILURE TO COMPLY WITH ANY APPLICABLE LAWS. ENDONOVO FURTHER ACKNOWLEDGES THAT RGN SHALL DELIVER TO ENDONOVO ALL TRANSFERRED IP AND ASSETS IN ITS POSSESSION. ENDONOVO AGREES THAT RGN HAS NO OBLIGATION OR LIABILITY WHATSOEVER WITH RESPECT TO ANY SEPARATE AGREEMENTS, INDEMNITIES, REPRESENTATIONS OR WARRANTIES ENTERED INTO BY ENDONOVO. AS TO ALL SUCH MATTERS THAT ARE NOT KNOWN TO EITHER RGN OR DEFENDANTS AS OF THE CLOSING DATE, ANY RISK OF LOSS SHALL BE BORNE SOLELY BY ENDONOVO.

(e) ENDONOVO FURTHER ACKNOWLEDGES AND REPRESENTS THAT IT ENTERS INTO THIS AGREEMENT AFTER ITS OWN, INDEPENDENT INVESTIGATION CONCERNING THE TRANSFERRED IP AND ASSETS; AND, OTHER THAN THE EXPRESS REPRESENTATIONS MADE BY RGN CONTAINED IN THIS AGREEMENT, ENDONOVO IS NOT RELYING ON ANY REPRESENTATIONS, WARRANTIES OR INDUCEMENTS OF DEFENDANTS (OR ANY AGENT OF DEFENDANTS) WITH RESPECT TO THE TRANSFERRED IP AND ASSETS, OR ANY OTHER MATTER PERTAINING TO THE TRANSFERRED IP AND ASSETS, THE TRANSACTION CONTEMPLATED HEREIN OR OTHERWISE.

(f) The representations, warranties and other matters set forth in this Section 2.4 are true and correct as of the date of this Settlement Agreement and will be true and

correct as of the date of the conveyance of the Transferred IP and Assets to Endonovo against payment therefor as contemplated herein. If requested by Endonovo in connection with such conveyance, RGN will reaffirm in writing the accuracy thereof as of the date of such conveyance.

2.5 Mutual Release of Claims

(a) Except with respect to any express rights and obligations created by or acknowledged in this Settlement Agreement, effective upon the dismissal, with prejudice, of the Litigation, and full payment of the Settlement Payment stated at Section 2.1(a), Endonovo, on the one hand, and RGN and Gluckstern, on the other hand, on behalf of themselves and their respective agents, representatives, heirs, assigns, officers, directors, and employees, hereby release and discharge each other and their respective predecessors, agents, servants, employees, owners, shareholders, officers, directors, partners, associates, accountants, attorneys, representatives, insurers, partnerships and corporations, and each and all of them, of and from any and all obligations, liabilities, guarantees, actions, causes of action, potential causes of action or claims, contracts, torts, rights, lawsuits, damages, judgments, executions, debts, costs, expenses, attorney fees, taxes, liens, notes, securities, stocks, bonds, investments, claims, and demands of whatever kind or nature whatsoever under the laws of the State of California, and of any other state of the United States and/or the United States of America and the laws of any other nation, country, territory or jurisdiction, including but not limited to those claims for, from, upon, under, on account of, related to the acts, transactions, and occurrences referenced in the Recitals, the Litigation or otherwise whether known or unknown, which the releasing Parties or any of them may have against the other.

(b) The releases in this Settlement Agreement shall forever be a complete bar to the continuation, maintenance, commencement or prosecution of any action or proceeding by any Party against any other Party on account of any damages allegedly sustained by them with regard to the allegations contained in the Recitals, the Litigation or otherwise, other than any action to enforce this Settlement Agreement.

2.6 Section 1542 Waiver

The Parties further acknowledge that any or all of them, or their attorneys, may hereafter discover facts different from or in addition to the facts which are now known or believed to be known, and that it is their intention to fully, finally, absolutely and forever settle any and all disputes and differences which now exist or previously existed, whether known or unknown, between the Parties, including without limitation, the disputes described in the Recitals and the Litigation. In furtherance of this intention, and subject to any express rights and obligations created by this Settlement Agreement, effective upon the dismissal, with prejudice, of the Litigation, and full payment of the Settlement Payment stated at Section 2.1(a), the releases herein shall be and remain in effect as full and complete general releases notwithstanding the discovery or existence of any such additional or different facts. The Parties acknowledge that they have been informed by their respective attorneys and/or advisors of, and that they are familiar with, Section 1542 of the Civil Code of the State of California, which provides as follows:

"A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER, MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR."

Other than the rights and obligations provided for in the Agreement, the Parties specifically and expressly waive, release, abandon, and relinquish all rights and benefits which they may acquire under Section 1542 of the Civil Code of the State of California, or any statute of similar effect.

2.7 Attorneys' Fees and Costs

The Parties agree that each will bear its own costs and attorneys' fees incurred in connection with the Litigation, and the negotiation, documentation, execution, application or enforcement of this Settlement Agreement and in connection with all matters resolved by this Settlement Agreement, except as otherwise provided in Section 3 of this Settlement Agreement.

3. Remedies in the Event of a Breach

In the event of a breach of this Settlement Agreement, all legal and equitable remedies may be employed to enforce the terms of this Settlement Agreement. The prevailing party will be entitled to recover from the losing party the prevailing party's reasonable attorney's fees, expenses and costs incurred in connection with the breach and any enforcement action.

4. No Admission of Liability

This Settlement Agreement affects the settlement of claims which are denied and contested, and nothing contained herein shall be construed as an admission of wrongdoing or as to the viability of any defenses by any Party. It is instead understood and agreed that this is a compromise settlement of disputed claims or potential claims. This Settlement Agreement is solely the result of a good faith compromise and settlement between the Parties.

5. Successors

Subject to the terms and provisions recited herein, this Settlement Agreement is binding upon and shall inure to the benefit of the Parties and each Party's respective successors, assigns and related and affiliated entities.

6. Interpretation

The Parties acknowledge and agree that they have been given the opportunity to independently review this Settlement Agreement with legal counsel prior to acceptance of the particular language and provisions. In the event of an ambiguity in, or dispute regarding the interpretation of same, the interpretation of this Settlement Agreement shall not be resolved by any rule of interpretation providing for interpretation against the Party or that Party's attorney who causes the uncertainty to exist or against the drafter.

7. Entire Agreement

This Settlement Agreement contains the sole and entire agreement and understanding of the Parties with respect to the subject matter, and supersedes and replaces any and all prior discussions, offers, negotiations, commitments, understandings, and proposed agreements or agreements. Each of the Parties acknowledges that no Party, or any agent, representative or attorney of any other Party or third party, has made any promise, agreement, covenant, representation, warranty whatsoever, oral or otherwise, express or implied, concerning the subject matter of this Settlement Agreement that is not contained in this Settlement Agreement. No other agreements not specifically referred to herein, oral or otherwise, shall be deemed to exist or to bind any of the Parties.

8. Waiver, Modification and Amendment

No provisions of this Settlement Agreement may be waived unless in writing and signed by all Parties to this Settlement Agreement. Waiver of any one provision shall not be deemed to be a waiver of any other provision. This Settlement Agreement may not be modified, amended, supplemented or terminated except by a later writing executed by all of the Parties.

9. Related Documents

The Parties (and each of them) authorize, entrust and direct their attorneys to execute all documents necessary and to take all actions necessary to accomplish and carry out the terms of this Settlement Agreement, and the Parties agree to execute all documents reasonably required in order to effectuate the terms of this Settlement Agreement.

10. Governing Law; Venue

This Settlement Agreement shall be governed by and construed in accordance with the internal laws of the State of California applicable to the performance and enforcement of contracts made within such state, without giving effect to the law of conflicts of laws applied thereby. In the event that any dispute shall occur between the Parties arising out of or resulting from the construction, interpretation, enforcement or any other aspect of this Settlement Agreement, the Parties hereby agree to accept the exclusive jurisdiction of the Superior Court of California sitting in and for the County of Los Angeles. In the event either Party shall be forced to bring any legal action to protect its rights under this Settlement Agreement, then the prevailing party in such proceeding shall be entitled to reimbursement from the non-prevailing party of all fees, costs and other expenses (including, without limitation, the reasonable expenses of its attorneys) in bringing or defending against such action as provided for in section 3, above.

11. Assignment

This Settlement Agreement, and the rights and obligations created hereby, may not be assigned by any Party hereunder without the prior written consent of the other Party, which consent shall not be unreasonably withheld.

12. Notices

All notices required under this Settlement Agreement shall be deemed effective if served by telecopier or, in the option of the sender, by Federal Express or other overnight delivery system, with a concurrent copy by email, and shall be forwarded to the Parties as follows:

If to Endonovo

Alan Collier, CEO and Chairman
[acollier@endonovo.com]
Endonovo Therapeutics, Inc.
6320 Canoga Avenue, 15th Floor
Woodland Hills, CA 91367

With a concurrent copy (but not sufficient for notice purposes alone) to:

Robert J. Feldhake, Esq.
[rfeldhake@far-law.com]
The Feldhake Law Firm, APC
650 Town Center Drive, Suite 1590
Costa Mesa, CA 92626
Telephone No. (714) 352-8230
Facsimile No. (714) 352-8270

Frank J. Hariton, Esq.
[hariton@sprynet.com]
1065 Dobbs Ferry Road
White Plains, NY 10607
Telephone No. (914) 674-4373
Facsimiole No. (914) 693-2963

If to RGN

903 W. Alameda #212
Santa Fe, NM 87501

With a concurrent copy (but not sufficient for notice purposes alone) to:

Miles D. Scully, Esq.
[mscullt@grsm.com]
Kathryn M.S. Catherwood, Esq.
[kcatherwood@grsm.com]
Gordon Rees Scully Mansukhani, LLP
633 West Fifth Street, 52nd Floor
Los Angeles, CA 90071

Telephone No. (213) 576-5000
Facsimile No. (213) 680-4470

If to Gluckstern

1202 Calle de Agua
Santa Fe, NM 87501

With a concurrent copy (but not sufficient for notice purposes alone) to:

Miles D. Scully, Esq.
[msculIt@grsm.com]
Kathryn M.S. Catherwood, Esq.
[kcatherwood@grsm.com]
Gordon Rees Scully Mansukhani, LLP
633 West Fifth Street, 52nd Floor
Los Angeles, CA 90071
Telephone No. (213) 576-5000
Facsimile No. (213) 680-4470

Should addresses, facsimile numbers or other identified information change, including for notice and copy purposes, written notice shall be given in accordance with this provision.

13. Advice of Counsel

The Parties acknowledge that they have been represented by counsel in the negotiations leading up to the execution of this Settlement Agreement, and that they have read this Settlement Agreement and that it has been fully explained to them by their counsel.

14. Severability

In the event that any one or more of the provisions contained in this Settlement Agreement or any other related document (if any) shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Settlement Agreement or any such other document(s), but this agreement and the other document(s) shall be construed as if such invalid, illegal or unenforceable provision had not been included, provided that Sections 2.1-2.3 of this Settlement Agreement are not severable and the terms of this Settlement Agreement are and remain contingent upon Endonovo's dismissal of the Litigation, with prejudice, and RGN providing Endonovo with the Purchase Option and RGN's timely payment of the Settlement Payment.

15. Difference in Facts

The Parties understand that if any fact with respect to any matter covered by this Settlement Agreement is found to be other than, or different from, the facts now believed by any party to be true, that Party expressly accepts and assumes the risk of such possible difference in

facts and agrees that this Settlement Agreement shall be, and will remain, in full force and effect notwithstanding such difference in fact.

16. Time is of the Essence

Time is of the essence for all provisions of this Agreement.

17. Counterpart and Facsimile /Scanned/Emailed Signature Pages

This Settlement Agreement may be executed by the Parties (and signed off on as having been reviewed and approved as to form by counsel of record) through counterpart signature pages (and not as part of one document bearing all signatures consecutively), all of which, when together, shall constitute satisfaction of the signature requirements. Facsimile, scanned or emailed signatures may be used in the place and stead of the original and will be admissible into evidence to the same extent that the original would be.

18. Termination; Survival

This Settlement Agreement shall terminate when the last covenant or agreement to be performed by a Party hereunder has been performed, including full and complete satisfaction of Endonovo's obligations under the Senior Note and passage of the Option Deadline, and no further action remains to be taken by either Party in favor of the other. The provisions of Sections 2.1(c), 2.4, 2.5, 2.6, 2.7, 3-15, inclusive, shall expressly survive the termination of this Agreement.

19. Specific Performance

The Parties hereby agree with each other that, in the event of any breach of this Agreement by either Party, where such breach may cause irreparable harm to the other Party, or where monetary damages may not be sufficient or may not be adequately quantified, then the affected Party shall be entitled to specific performance, injunctive relief or such other equitable remedies as may be available to it, which remedies shall be cumulative and non-exclusive, and in addition to all other remedies which such Party may otherwise have at law or in equity, and without the posting of any bond being required.

20. Signatures

By their signatures below, each of the representatives of the Parties executing this Settlement Agreement represent that he has read and fully understands the Settlement Agreement and is authorized to execute it on behalf of the Party represented. As Endonovo and RGN are not natural persons, the individual signing this Settlement Agreement on behalf of the entity warrants and represents that he, she or it has full power and authority to sign and to cause such entity to enter into this Settlement Agreement on its behalf and to bind such entity to the terms and that Endonovo and RGN have secured Board approval of this Settlement Agreement (and, if required under the Delaware General Corporations Law, RGN has secured all requisite shareholder consent) and authorized the signatory for each to sign and bind the party.

ENDONOVO THERAPEUTICS, INC.

Dated: November 22, 2017

By: ______________________

Its: CEO
Title

RIO GRANDE NEUROSCIENCES, INC.

Dated: November 22, 2017

By: ______________________

Its: CEO
Title

Dated: November 22, 2017

By: ______________________
Steven Gluckstern

REVIEWED AND APPROVED AS TO FORM ONLY:

THE FELDHAKE LAW FIRM, APC

Dated: November__, 2017

By: ______________________
Robert J. Feldhake, Esq.
Attorneys for ENDONOVO THERAPEUTICS, INC.

GORDON & REES LLP

Dated: November__, 2017

By: ______________________
Miles D. Scully, Esq.
Joseph W. Goodman, Esq.
Kathryn M.S. Catherwood, Esq.
Attorneys for RIO GRANDE NEUROSCIENCES, INC. and STEVEN GLUCKSTERN

ENDONOVO THERAPEUTICS, INC.

Dated: November __, 2017 By: ______________________

Its: ______________________
Title

RIO GRANDE NEUROSCIENCES, INC.

Dated: November __, 2017 By: ______________________

Its: ______________________
Title

Dated: November __, 2017 By: ______________________
Steven Gluckstern

REVIEWED AND APPROVED AS TO FORM ONLY:

THE FELDHAKE LAW FIRM, APC

Dated: November 22, 2017 By: ______________________
Robert J. Feldhake, Esq.
Attorneys for ENDONOVO THERAPEUTICS, INC.

GORDON & REES LLP

Dated: November 22, 2017 By: ______________________
Miles D. Scully, Esq.
Joseph W. Goodman, Esq.
Kathryn M.S. Catherwood, Esq.
Attorneys for RIO GRANDE NEUROSCIENCES, INC. and STEVEN GLUCKSTERN